SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934



(x )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(  )  Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
(x )  Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12


                          PIEMONTE FOODS

            (Name of Registrant as Specified In Its Charter)

                         PIEMONTE FOODS

   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


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      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      2)  Aggregate number of securities to which transaction applies:

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          computed pursuant to Exchange Act Rule 0-11: *

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it was determined)

( ) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee
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

PIEMONTE FOODS


                                                 Piemonte Foods, Inc.
                                                 400 Augusta Street
                                                 Post Office Box 9239
                                                 Greenville, SC 29604-9329

                              PIEMONTE FOODS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        To: Shareholders of Piemonte Foods, Inc.:

             The Annual Meeting of Shareholders of Piemonte Foods, Inc. (the "Company" will be held at 9:00 a.m. on Thursday, October 17, 1996, in the Hyatt Regency, Beattie Place and Main Street, Greenville, South Carolina for the following purposes:

             1. To reduce the size of the Board to six directors with
                Board authority to modify the size from six to nine.

             2. To elect one (1) Class Three Director to a term of three
                (3) years. The Board intends that the following person shall be nominated of office for a period of three (3) years: Ronald T. Huth.

             3. To ratify the appointment of Ernst and Young LLP as the
                Company's independent auditors for the fiscal year ending, 1997.

             4. To consider and transact such other business as may
                promptly come before the meeting or any adjournment thereof.

             The Company's Board of Directors has fixed the close of business on September 9, 1996, as the record date for the determination of Shareholders entitled to notice of and to vote at this meeting. Shareholders who do not expect to attend this meeting are requested to sign, date, and return the accompanying proxy in the enclosed envelope. Shareholders are encouraged to vote on all matters to be considered at the meeting. Prompt return of the proxy is important regardless of the number of shares it represents. This proxy is solicited on behalf of the Board of Directors of the Company.

                                       David B. Ward, Secretary

        Greenville, South Carolina
        September 5, 1996

        Important: You are cordially invited to attend the meeting, but whether or not you plan to attend, PLEASE VOTE, DATE, SIGN, AND MAIL the enclosed Proxy promptly. If you attend the meeting, you may either vote by your proxy, or withdraw your proxy and vote in person.

        The 1996 Annual Report is furnished herewith.

                              PIEMONTE FOODS, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 17, 1996

     On behalf of the Board of Directors of Piemonte Foods, Inc., (the "Company") a proxy is solicited from you to be used at the Company's Annual Meeting of Shareholders scheduled at 9:00 a.m. on Thursday, October 17, 1996, at the Hyatt Regency, Greenville, South Carolina and at all adjournments thereof.

     The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to Shareholders is September 15, 1996.

     The Company will bear all costs of the solicitation of proxies, and in the event sufficient proxies are not received before the meeting, further solicitation may be made in person or by mail, telephone, telegraph or other media. The Company regularly engages the services of Robert A. Lentz and Associates, Inc. to assist in its Shareholder relations and as a part of such services may assist in the distribution and collection of proxies for no additional remuneration except reimbursement of out-of-pocket expenses.

     VOTING SECURITIES. As of September 9, 1996, the record date fixed for the determination of Shareholders entitled to notice of and to vote at the meeting or any adjournment thereof, there were outstanding 1,476,209 shares of Common Stock, which is the only outstanding class of capital stock of the Company. Each such share is entitled to one (1) vote on all matters properly coming before the meeting.

     VOTING BY PROXY. In voting by proxy with regard to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders should specify their choices in the accompanying proxy card. All properly executed proxy cards delivered by stockholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the modification of the Board size, the election of director(s), and to ratify the appointment of Ernst & Young as independent auditors. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     QUORUM AND VOTE REQUIRED. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The vote of a majority of a quorum present is required with respect to each item submitted (unless cumulative voting with respect to the election of directors is required).

     CUMULATIVE VOTING. If either (i) notice in writing is given by any Shareholder to the President or other officer of the Company not less than forty-eight (48) hours before the time affixed for the holding of the Annual Meeting that such Shareholder desires that the voting with respect to the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Annual Meeting by the Chairman or Secretary of, by, or on behalf of the Shareholder giving such notice or (ii) a Shareholder announces his intention at the Annual Meeting before the voting for directors commences to vote his shares cumulatively, then each shareholder shall have to right to cumulate such voting power as he possesses at such election. Under cumulative voting, a Shareholder may cast for any one (1) nominee as many votes as shall equal the number of directors to be elected multiplied by the number of his shares. Such votes may be cast all for one nominee or distributed among any two or more nominees as the Shareholder may elect, or in the case of proxies, as the proxy may elect. In the event of cumulative voting, the proxy holders designated by the Board of Directors will distribute the votes of shares subject to proxies they hold as to elect the maximum number of nominees for director on the slate intended to be nominated.

     REVOCABILITY OF PROXY. Any Stockholder delivering a proxy has the power to revoke it any time before it is voted by giving written notice to the Secretary of the Company, by a valid proxy bearing a later date delivered to the Company or by attending the meeting and voting in person.

                             PRINCIPAL SHAREHOLDERS

     To the knowledge of the Company, other than as set forth below, no person owns of record or beneficially more than five (5%) percent of the Company outstanding Common Stock. To the knowledge of the Board of Directors, there has been no change in control of the Company since the beginning of its last fiscal year. The Company is not aware of any contractual arrangements, including any pledge of securities of the Company, known to the Company's Board of Directors, the operation of the terms of which may result in a change of control of the Company in the future.

     As of August 22, all principal stockholders of the Company who may be deemed to beneficially own more than five (5%) percent of the Common Stock of the Company are set forth below:

                                                  AMOUNT AND NATURE                         PERCENT OF COMMON
     NAME AND ADDRESS OF                       OF BENEFICIAL OWNERSHIP                      STOCK AND COMMON
      BENEFICIAL OWNER                             OF COMMON STOCK                          STOCK EQUIVALENTS
Virgil L. Clark                113,353 -- includes 12,397 shares owned directly;                   7.3%
400 Augusta Street             options to purchase 81,112 shares; 19,844 shares held by
Greenville, S.C. 29605         three trusts of which he is trustee.
T. Patrick Costello            144,506 -- sole direct owner of 105,000 shares and                  9.5%
1945 North 15th Street         options to purchase 39,506 shares
Melrose Park, Illinois 60160
Ronald T. Huth                 168,326 -- includes 74,976 shares owned directly;                  11.3%
10 Thise Court                 options to purchase 13,025 shares 80,325 shares owned by
Lafayette, Indiana 47903       his spouse (1).
Rosalie A. Huth                155,301 -- includes 80,325 shares owned directly and               10.5%
10 Thise Court                 74,976 shares owned by her spouse (1)
Lafayette, Indiana 47903

(1) Mr. and Mrs. Huth disclaim any beneficial ownership in shares held by their spouse.

                    SHAREHOLDINGS OF DIRECTORS AND OFFICERS

     As of August 22, 1996, all directors, nominees for director and executive officers of the Company, individually and as a group, who may be deemed to beneficially own Common Stock of the Company are set forth below:

                                                                                           SHARES OF
                                                            SHARES OF                     COMMON STOCK
                                                           COMMON STOCK      OPTIONS      BENEFICIALLY
NAME                                                        OWNED (1)      EXERCISABLE     OWNED (2)      PERCENT (3)
Virgil L. Clark.........................................       12,397         81,112         113,353(4)        7.3%
T. Patrick Costello.....................................      105,000         39,506         144,506           9.5%
Grant L. Douglass.......................................        1,102              0          21,462(5)        1.5%
Roy E. Gogel............................................            0         15,000          15,000           1.1%
Ronald T. Huth..........................................       74,976         13,025         168,326(6)       11.3%
William P. Mahoney......................................            0          2,000           2,000           0.1%
Richard J. Stoner.......................................            0         13,025          15,554(7)        1.0%
C.S.M. Van der Sprong...................................       16,000          1,000          17,000           1.2%
David B. Ward...........................................        8,623          2,205          10,828(8)        0.7%
All Directors and Executive Officers
  as a Group............................................      218,098        168,873         508,029          30.9%

(1) Shares listed in this column include all shares held by the named individuals and all director nominees and executive officers as a group in their own names and in street named.

(2) Shares listed in this column include all shares listed in the adjacent columns plus shares held in trust and shares owned by such person's spouse. Beneficial ownership of shares held by a spouse is disclaimed.

(3) The percentages represent the total of shares listed in the adjacent column divided by the issued and outstanding shares of Common Stock as of August 22, 1996 plus, where applicable, all stock options granted to the individual under the Company's stock option plans currently exercisable.

(4) Mr. Clark has sole voting power and sole investment power with respect to 19,844 shares held by three trusts for which he is trustee.

(5) Mr. Douglass has sole voting power and sole investment power with respect to 735 shares held by a trust of which he is trustee. Also includes 17,625 shares held by his spouse.

(6) Includes 80, 325 shares held by Mr. Huth's spouse.

(7) Includes 2,529 shares held by Mr. Stoner's spouse.

(8) Mr. Ward is a member of the law firm of Horton, Drawdy, Ward and Johnson, P. A., which provides legal services to the Company.

                               BOARD OF DIRECTORS

                                   PROPOSAL 1

     "To reduce the size of the Board to six directors with Board authority to modify the size from six to nine."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE BY-LAWS.

     The revised By-Laws wording would read as follows, the changes proposed being underlined to highlight the additional wording:

                                  ARTICLE XIII
                               BOARD OF DIRECTORS

     8.2 Number and Qualifications. The number of directors, none of whom need be shareholders of the company, shall be a variable range numbering not
                                                  -----------------------------
         less than six and not more than nine, and the Board of Directors may
         --------------------------------      ------------------------------
         fix or change the number of directors within such range from time to
         --------------------------------------------------------------------
         time.
         ----

     For a Company this size with its financial performance, the Board is continually exploring avenues to reduce costs company-wide. Reducing the number of Directors lowers the costs associated with Board meetings and overall Company costs.

     The Board is interested in both strength and depth of knowledge. The Board believes it will remain strong and be able to support the inherent objectives of the Shareholders with the reduced number of Directors.

                                   PROPOSAL 2

     "To elect one (1) Class Three Director to a term of three (3) years. The Board intends that the following person shall be nominated of office for a period of three (3) years: Ronald T. Huth."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE.

     Pursuant to Proposal 1 amending the Company's Bylaws, the number of directors would be reduced to six (6), and the Board of Directors is classified into three (3) classes, with each class serving staggered three-year terms. At the Annual Meeting, one (1) Class Three director will be elected with a term expiring in 1999.

     The Board of Directors of the Company intends that the accompanying proxy will be voted for the one Class Three director listed below to serve a three-year term. It is not anticipated that the nominee will be unable or unwilling to serve, but in the event the Class Three director unexpectedly becomes unavailable, the accompanying proxy may be voted for such other person or persons as may be nominated by the Board of Directors.

     Set forth below for each nominee for election as a director and for each director whose term will continue after the Annual Meeting is a brief statement including the age, year of first election to the Board, principal occupation and business experience during the past five (5) years, and certain other directorships, all as of August 20, 1996, unless otherwise indicated.

                                          POSITION WITH COMPANY AND/OR
   NAME AND ADDRESS                    PRINCIPAL OCCUPATION OR EMPLOYMENT                     DIRECTOR SINCE
CLASS ONE:
TERM EXPIRING IN 1997
Patrick Costello        Senior Vice President/Operations of the Company since 1995;                1994
Age -- 53               President of Origena, Inc., from 1990 to 1995, a company
                        purchased by the Company in 1993
Richard J. Stoner       Investor                                                                   1983
Age -- 73               Canton, Ohio

CLASS TWO:
TERM EXPIRING IN 1998
Virgil L. Clark         President and CEO of the Company since 1995, Vice- Chairman and            1986
Age -- 57               CEO of the Company from 1992 to 1995; prior to 1992 Chairman of the Board of M&S Chemical, Inc.
William P. Mahoney      Vice President of The Everest Group, a management consulting               1994
Age -- 60               firm, since 1994. From 1988 to 1994, Chief Operating Officer of
                        American Appraisal Associates. Also serves as a Director of
                        Selfix, Inc.
C.S.M. Van der Sprong   Managing Director and principal shareholder of Sabatasso Pizza             1995
Age -- 57               Products B.V. of Breda, Holland

CLASS THREE:
TERM EXPIRING 1999
Ronald T. Huth          Non-Executive Chairman of Board, Piemonte Foods, Inc. since 1993;          1984
Age -- 63               Senior Partner of R. T. Huth & Company, Lafayette, Ind.,
                        Certified Public Accountants

     Mr. Van der Sprong is a joint venture partner with the Company in Piemonte Pizza Crust Europe B. V. and has been a customer; he and Mr. Clark serve that entity as Co-Managing Directors.

     To the knowledge of the Company, there is no other arrangement or understanding between any director and any other person or persons pursuant to which he was selected as a director of the Company. To the knowledge of the Company, there is no family relationship between any of the directors and executive officers.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The business and affairs of the Company are under the general management of its Board of Directors as provided by the laws of the State of South Carolina and the Bylaws of the Company.

     The Board of Directors has three (3) standing committees as follows:

     EXECUTIVE COMMITTEE. The Executive Committee has the full authority of the Board in the management of the business and affairs of the Company between Board meetings. The Executive Committee also serves as the nominating committee for the Board. Any person recommended by a Shareholder to serve on the Board will be considered as a potential nominee. Members of the Executive Committee during the fiscal year ended June 1, 1996 were Messrs. Clark, Huth, and Mahoney. The Committee met five (5) times during the year.

     FINANCE AND AUDIT COMMITTEE. The Finance and Audit Committee reviews the results of the Company's annual audit with its auditors and is responsible for the scope of the auditors' relationship with the Company as well as selecting new auditors. Its members for the year ended June 1, 1996, were Messrs. Costello, Huth, and Mahoney , and it met two (2) times during the year.

     PERSONNEL AND COMPENSATION COMMITTEE. The Personnel and Compensation Committee annually determines the compensation of the officers and executives of the Company. Its members for the year ended June 1, 1996, were Messrs. Douglass, Huth, and Stoner, and it met four (4) times during the year.

     During the fiscal year 1996, all members of the Board attended at least seventy-five (75%) percent of the meetings of the Board and of the committees of the Board on which they serve.

     During fiscal year ended June 1, 1996, Directors of the Company were paid a stipend of Seven Hundred Fifty Dollars ($750) per quarter, a fee of One Thousand Dollars ($1,000) per Board meeting, and Seven Hundred Fifty Dollars ($750) per Committee meeting attended, plus their reasonable expenses in connection with attendance. The Chairman was paid a stipend of Two Thousand Five ($2,500) per quarter, a fee of One Thousand Dollars ($1,000) per Board, and Seven Hundred Fifty Dollars ($750) per committee meeting attended, plus his reasonable expenses in connection with attendance. The Board of Directors met four times during the year.

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Company's Executive Officer Compensation Program (the "Program") has been developed over the last several years to reflect the overall compensation philosophies of the Company. Overall objectives are to motivate officers to achieve the Company's long and short-term performance goals and to reward them based in part upon performance of the team and in part upon their individual contributions to that performance; to motivate the executive officers to think and act as owners of the Company; to provide levels and forms of compensation to retain high performing executives; and to reinforce the planning and budgeting process of the Company for both short and long-term performance.

     The Program includes three parts: (1) Base Compensation designed to reflect the overall level of responsibility, marketplace salary trends, and the performance of the incumbent within the position; (2) Annual Incentive Compensation, a cash bonus tied to the Company's performance against predetermined goals; and (3) Long-term Incentive Compensation, based upon grants of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards and restricted units, as incorporated in the 1994 Stock Plan.

     The Annual Incentive Compensation formula is based in major part on the Company's financial performance for the year involved. The performance targets are based on pre-tax earnings and stockholders' return on equity. The targets are reviewed annually by the Committee and adjusted as necessary to reflect changes in both market conditions and the Company.

     A long-term incentive is also provided to senior managers that links their interest directly to those of the Company's Shareholders. The 1994 Stock Plan established various option programs which will reward senior management participants if the price of the Company's stock increases.

     Pursuant to his employment agreement with the Company, Mr. Clark received base compensation of $185,000 in fiscal year 1995. No Annual Incentive Compensation was paid to Mr. Clark or other senior managers. There were no awards under the Long-term Incentive Compensation part of the Plan.

     The Committee believes that the incentive programs provided have contributed and will continue to contribute to the Company's financial performance. The Committee reviews the compensation of the Company's executive officers annually and believes that such compensation has been fair to both the executives and the Company's Shareholders.

                                          The Personnel and Compensation
                                          Committee

                                                     Grant L. Douglass
                                                    Ronald T. Huth
                                                    Richard Stoner

     COMMON STOCK PERFORMANCE. As part of the executive compensation information presented in this Proxy Statements, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with stock performances of a broad equity market index and an index of appropriate similar companies. The Company has selected as a broad equity market index comparison the Total Return Index for the NASDAQ Stock Market (US). The Company has selected as the most appropriate peer group the S&P Food Index which is an index of companies in the food business.

                              PIEMONTE FOODS, INC.

                              CLOSING PRICE INDEX

          [Closing Price Index chart appears here. Plot points are below.]

                 NASDAQ SM            S&P FOODS        PIFI
May 1991           100                  100            100
May 1992           117                  103            183
May 1993           141                  105            406
May 1994           149                  102            620
May 1995           177                  125            366
May 1996           257                  144            351



    Assumes $100 invested on May 31, 1991 and reinvestment of all dividends

                            REMUNERATION OF OFFICERS

     The following table sets forth the cash compensation paid to the officers of the Company and its subsidiaries whose remuneration for the fiscal year ended June 1, 1996, was in excess of $100,000, or if less than $100,000, to certain executive officers of the Company.

                                                                          LONG-TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                                       ANNUAL            SECURITIES
                                                    COMPENSATION         UNDERLYING        ALL OTHER
         NAME AND PRINCIPAL                      SALARY      BONUS         OPTIONS        COMPENSATION
              POSITION                  YEAR       ($)        ($)       (NO. AWARDED)        ($)(2)
Virgil Clark (1)Pres/CEO                1996     185,000          0              0            2,722
                                        1995     185,000          0              0            2,505
                                        1994     185,000     86,636         78,750            1,720
Patrick Costello (1)                    1996     148,000          0              0            2,038
  Executive Vice President,             1995     148,000          0              0            2,505
  Operations                            1994      71,923     34,375         46,725                0
Roy E. Gogel (1)                        1996      38,074          0         15,000                0
  Vice-Pres/CFO & Treas
John A. Lindsay (1)                     1996      80,830          0              0            1,878
  Senior Vice Pres/CFO                  1995     148,000          0              0            2,505
                                        1994     148,000     46,250         28,875            1,334
William D. Wood                         1996      27,792          0              0               57
  Vice President/Marketing              1995      85,000          0              0            1,062
                                        1994      67,559     14,000         21,000                0

(1) Mr. Clark has an employment contract through April 22, 1998, renewable for two-year terms unless otherwise terminated; Mr. Costello has a one year contract renewable annually unless otherwise terminated. Messrs. Clark and Costello are entitled to receive base compensation of $185,000 and $148,000, respectively per year and an annual incentive measured by return on shareholder equity (ROE), as does Mr. Gogel. Mr. Lindsay had a one year contract to receive a base compensation of $148,000 and a similar annual incentive; this contract was terminated. See "Board Compensation Committee Report on Executive Compensation" for a discussion of the CEO's compensation.

(2) Includes the Company's matching contribution to the 401(k) Plan. Under this Plan, full-time employees with at least six months of service may select to contribute up to ten (10%) percent of annual compensation to the Plan. In addition, the Company contributes fifty (50%) percent of such employee contributions up to six (6) percent.

                                 STOCK OPTIONS

     Option/SAR Grant in Last Fiscal Year. Stock options or SARS of 15,000 shares were granted during the fiscal year ending June 1, 1996, to the executive officers named in the foregoing table.

     Aggregate Option Exercised in Last Fiscal Year and Fiscal Year-End Option/SAR Values. The following table summarizes options exercised during 1996 fiscal year ended and presents the value of unexercised options held by the named executives at fiscal year-end.

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-THE-MONEY
                                   SHARES      VALUE        OPTIONS AT YEAR-END (1)            OPTIONS AT YEAR-END (2)
             NAME                 ACQUIRED    REALIZED    EXERCISABLE    UNEXERCISABLE               EXERCISABLE
Virgil L. Clark                     11,025    $ 28,888       81,112          19,688                    $47,871
T. Patrick Costello                      0           0       17,850               0                          0
Roy E. Gogel                             0           0       15,000               0                      2,115
John A. Lindsay                     16,537      47,079            0               0                          0


             NAME                          UNEXERCISABLE
Virgil L. Clark                                 $ 0
T. Patrick Costello                               0
Roy E. Gogel                                      0
John A. Lindsay                                   0

(1) No options were exercised during the year.

(2) The "Value of Unexercised in-the-Money Options at Year-End" is equal to the fair market value of the shares underlying the options at June 1, 1996, the last trading day of the 1996 fiscal year, less the exercise price, times the number of options.

                                   PROPOSAL 3

     "To ratify the appointment of Ernst and Young LLP as the Company's independent auditors for fiscal year ending, 1997."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST AND YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING, 1997.

                        APPROVAL OF INDEPENDENT AUDITORS

     The Board of Directors, at the recommendation of its Finance and Audit Committee, elected Ernst & Young, Certified Public Accountant, Greenville, South Carolina, to conduct the annual examination of the financial statements of the Company and its consolidated subsidiaries for the fiscal year ending May 31, 1997. The selection of this firm for fiscal year ending May 31, 1997 will be submitted for ratification by the Shareholders at the Annual Meeting. Ernst & Young has no financial interest, direct or indirect, in the Company or any of its subsidiaries, and they do not have any connection with the Company or any of its subsidiaries except in their professional capacity as independent auditors.

     As the Company focuses on its future as well as the activities in which it already is involved, the complexities associated with multi-state and international operations compelled the Finance and Audit Committee to review the appropriateness of the size firm that has been engaged and the needs of the future. Based upon their review of the Company's needs and the subsequent screening of several audit firms, the Finance and Audit Committee recommended a change of auditors to Ernst & Young which the Board approved.

     The ratification by the Shareholders of the selection of Ernst & Young as independent auditors is not required by law or by the Bylaws of the Company. The Board of Directors is, nevertheless, submitting this selection to the Shareholders to ascertain their views. If this selection is not ratified at the Annual Meeting, the Board of Directors intends to reconsider its selection of independent auditors for fiscal year ending May 31, 1997.

     The Finance and Audit Committee, which is comprised of Directors who are not employees of the Company, approves in advance all non-audit services to be provided by Ernst & Young and believes they have no effect on audit independence.

     Representatives of Pope, Smith, Brown & King will be present at the Annual Meeting with an opportunity to make statements, if they so desire, and to respond to appropriate questions with respect to that firm's examination of the Company's financial statements for the fiscal year ended June 1, 1996.

                     STOCKHOLDERS'S PROPOSALS FOR THE 1997
                         ANNUAL MEETING OF SHAREHOLDERS

     Stockholders' proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 intended to be presented at the 1997 Annual Meeting of Shareholders, tentatively scheduled for October, 1997, must be sent certified mail, return receipt requested and received at the Company Executive Offices, Post Office Box 9239, Greenville, South Carolina 29604, addressed to the attention of the Secretary by May 31, 1997, in order to be included in the Proxy Statement and form of proxy relating to such meeting.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters do properly come before the meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                 ANNUAL REPORT

     The Company's Annual Report to Stockholders for the year ended June 1, 1996, accompanies this Proxy Statement and is incorporated by reference herein.

******************************************************************************

                                APPENDIX


                              PIEMONTE FOODS, INC.
                                                                           PROXY
                       400 AUGUSTA STREET, P.O. BOX 9239
                        GREENVILLE, SOUTH CAROLINA 29604
                     PROXY SOLICITED BY BOARD OF DIRECTORS
    The undersigned hereby appoints Virgil L. Clark, Roy E. Gogel and David B. Ward, or any of them, attorneys and proxies, with power of substitution, to vote all outstanding stock of the undersigned at the Annual Meeting of the Shareholders of Piemonte Foods, Inc. to be held at the Hyatt Regency, Greenville, South Carolina at 9:00 a.m. on October 17, 1996, or at any adjournment thereof, on the matters listed below:
1. To reduce the size of the Board to six directors with Board authority to modify the size from six to nine.
                      [ ]   FOR    [ ]   AGAINST   [ ]    ABSTAIN
2. To elect one (1) Class Three Director to a term of three (3) years. The Board intends that the following person shall be nominated of office for a period of three (3) years: Ronald T. Huth.
                      [ ]   FOR   [ ]   AGAINST    [ ]   ABSTAIN
3. To ratify the appointment of Ernst and Young LLP as the Company's independent auditors for the fiscal year ending 1997.
                     [ ]  FOR    [ ]   AGAINST    [ ]   ABSTAIN
4. To consider and transact such other business as may promptly come before the meeting or any adjournment thereof.
                                     (OVER)

    The shares represented by this proxy will be
voted as directed above. In the absence of any
direction to the contrary, the proxyholders will
vote this proxy "FOR" the election of all the
nominees listed in proposal 2 above by casting an
equal number of votes for each such nominee. If
cumulative voting is followed in the election of
directors, the proxyholders may, in their
discretion, vote the shares to which such proxy
relates on a basis other than equally for each of
the nominees named above.
                                               Dated                      , 1996

                                                           (Signature)

                                                           (Signature)
    Please date and sign exactly as name above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.